UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

Paramount Skydance Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42791	99-3917985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	PSKY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

The WBD Notes Transactions

On May 19, 2026, Paramount Skydance Corporation (“Paramount”) issued a press release announcing that it had commenced (i) offers to purchase (the “Tender Offers”) for cash, upon the terms and subject to the conditions set forth in the related offer to purchase (the “Offer to Purchase”), any and all of the identified notes in certain series of debt securities issued by Discovery Global Holdings, Inc. (formerly WarnerMedia Holdings, Inc.) (the “DGH Issuer”) and Discovery Communications, LLC (the “DCL Issuer” and together with the DGH Issuer, each a “WBD Issuer” and collectively the “WBD Issuers”), as applicable, for up to $2.4 billion in principal amount in the aggregate and (ii) offers to exchange (the “Exchange Offers” and together with the Tender Offers, the “Offers”), any and all of the identified notes in certain series of debt securities issued by the applicable WBD Issuer for newly issued debt securities of Paramount (the “New PSKY Notes”), for up to $12.8 billion in principal amount in the aggregate upon the terms and subject to the conditions set forth in the exchange offer memorandum (the “Offering Memorandum”) provided to Eligible Holders (as defined below) in connection with the Exchange Offers.

The Offers are being conducted in connection with the proposed acquisition (the “Acquisition”) by Paramount of Warner Bros. Discovery, Inc. (“WBD”), the parent entity of the WBD Issuers. The Offers are being made solely by Paramount and are not being made by WBD or the WBD Issuers.

The New PSKY Notes are being offered only to persons reasonably believed to be qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or, outside the United States, to persons other than “U.S. persons” as defined in Rule 902 of Regulation S under the Securities Act (in each case “Eligible Holders”). Such New PSKY Notes have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

Concurrently with, and separately from, the Offers, the WBD Issuers have commenced solicitations (collectively, the “Consent Solicitations”), upon the terms and subject to the conditions set forth in the related consent solicitation statement, of consents from holders of each series of the WBD Issuers’ notes that are subject to the Offers (together, the “WBD Notes”) to certain proposed amendments (the “Proposed Amendments”) to the indentures governing the WBD Notes that would (i) extend the deadline by which the WBD Issuers are obligated to commence an offer for junior lien secured notes (“Junior Lien Exchange Notes”) of the WBD Issuers in exchange for the WBD Notes (the “Required Exchange Transaction”) from December 30, 2026 to the End Date (as defined in the Agreement and Plan of Merger governing the Acquisition (the “Merger Agreement”)), which is March 4, 2027 (as such date may be extended by the parties to the Merger Agreement); provided that if the Merger Agreement is validly terminated on or prior to the End Date, such deadline shall mean the date that is the later of (x) December 30, 2026 and (y) 90 calendar days following the date on which the Merger Agreement is validly terminated, (ii) specify that such Junior Lien Exchange Notes either: (1) if the Acquisition is consummated, (a) will not include a restrictive liens covenant or a restricted debt prepayments covenant, (b) will be guaranteed on a senior basis by WBD and each subsidiary of the applicable WBD Issuer that is an obligor under the senior secured funded debt facility with the lowest lien priority to which WBD is an obligor as of the consummation of the Acquisition (the “Applicable Take-Out Facility”), (c) will be secured by the assets of WBD, the applicable WBD Issuer, and such applicable guarantor subsidiaries, with such modifications as deemed necessary or advisable by the applicable WBD Issuer to reflect liens on such assets that are junior in priority to the Applicable Take-Out Facility, and (d) the requirement that the Required Exchange Transaction be for the same principal amount of Junior Lien Exchange Notes will be removed, or (2) if the Acquisition is not consummated or the Merger Agreement is terminated pursuant to its terms, will be substantially consistent (as determined by the applicable WBD Issuer (in its sole discretion)) with the terms expressly set forth under the “Brief Description of the Junior Lien Exchange Notes” section of the offer to purchase and consent solicitation statement, dated as of June 9, 2025, subject to certain other modifications, and (iii) make certain technical and other modifications to reflect the foregoing contemplated amendments and to cure certain ambiguities in such indentures.

The Offers are, in each case, subject to the satisfaction or waiver of certain conditions, including, among other things, the conditions that (i) requisite consents for each of the Proposed Amendments in the Consent Solicitations are received with respect to a particular indenture, or for one or more series of notes issued, pursuant to such indenture, as applicable, and (ii) the Acquisition is consummated. As a result, the settlement of the Offers is conditioned on the closing of the Acquisition, and Paramount currently anticipates extending the expiration date for such Offers until the time of the consummation of the Acquisition.

A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

This current report on Form 8-K does not constitute a solicitation of any consent in respect of, or an offer to purchase or exchange, or a solicitation of an offer to sell or exchange, any securities. The Tender Offers, Exchange Offers and Consent Solicitations are being made only pursuant to the applicable Offer to Purchase, Offering Memorandum and consent solicitation statement that will be provided only to eligible participants in such transactions.

Acquisition Financing Transactions

As previously announced, in connection with the Acquisition, Paramount entered into a second amended and restated commitment letter, dated as of February 25, 2026 (the “Debt Commitment Letter”), with Bank of America, N.A., Citi (as defined in the Debt Commitment Letter), Apollo Capital Management, L.P. (“ACM”, on behalf of one or more investment funds, separate accounts and other entities owned (in whole or in part), controlled, managed and/or advised by ACM) (collectively, the “Debt Commitment Parties”), BofA Securities, Inc., and Apollo Global Funding, LLC, pursuant to which the Debt Commitment Parties had agreed to provide, subject to the satisfaction of customary closing conditions, among other things, a $54.0 billion 364-day senior secured bridge term loan facility (the “Bridge Commitments”), which Bridge Commitments were subsequently reduced to $49.0 billion.

Paramount provided to Eligible Holders certain disclosures in the Offering Memorandum, including that Paramount intends to procure permanent financing in lieu of the secured Bridge Commitments in the form of additional secured credit facilities and secured capital markets indebtedness that is expected to be incurred in the form of first lien and second lien indebtedness in the investment grade and non-investment grade markets. Specifically, Paramount intends to commence one or more offerings of senior term loans and/or debt securities to reduce or replace remaining Bridge Commitments (the “Acquisition Financing Transactions”) currently planned to take the form of (i) $39.5 billion of first-lien secured indebtedness (the “New First Lien Secured Debt”) and (ii) $12.4 billion of second-lien secured indebtedness (the “New Second Lien Secured Debt”). The ultimate aggregate principal amount and form of such indebtedness (including the split between New First Lien Secured Debt and New Second Lien Secured Debt), and the terms to which such indebtedness will be subject, are subject to change and market conditions outside of Paramount’s control, and Paramount can make no assurances that the Acquisition Financing Transactions will be consummated on favorable terms or at all.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any notes or other securities, including without limitation in connection with the Acquisition Financing Transactions. Any offers of such New PSKY Notes will be made only by means of the offering documentation in connection therewith.

Commitment to Deleveraging

In discussions with certain ratings agencies relating to the financing for the Acquisition, including the Exchange Offers and the potential Acquisition Financing Transactions, Paramount communicated to such ratings agencies that it is Paramount’s and its controlling stockholder’s plan and commitment, following the consummation of the Acquisition, to delever below a net debt to adjusted EBITDA multiple of 3.75x by fiscal year 2028 and a net debt to adjusted EBITDA multiple of 3.0x by fiscal year 2029, and that they will take steps to deliver the deleveraging targets.

Other Information

In connection with the Exchange Offers, Paramount provided certain updated disclosures to Eligible Holders that it expects to achieve approximately 30% of its expected synergies of over $6 billion by the first year following the closing of the Acquisition and approximately 70% of such synergies by the second year following the closing of the Acquisition, with the full run-rate synergies achieved by the third year following the closing of the Acquisition.

Pro Forma Financial Information

Paramount has, by reference to this Current Report, incorporated by reference into the Offering Memorandum certain unaudited pro forma condensed combined financial statements and other information of Paramount giving effect to the Acquisition and the other transactions in connection therewith, as well as the Skydance Transactions and the NAI Transaction (each as defined in Paramount’s Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 4, 2026), that is attached hereto as Exhibit 99.2. The information contained in such unaudited pro forma condensed combined financial statements is derived from the historical financial statements of Paramount, WBD and Skydance and has been adjusted to give effect to the Acquisition and the other transactions in connection therewith, as well as the Skydance Transactions and the NAI Transaction.

The unaudited pro forma condensed combined financial statements referenced above are provided solely to satisfy Regulation FD requirements and are not intended to comply with Item 9.01 of Form 8-K. The financial statements and pro forma financial information required by Item 9.01 of Form 8-K will, if required, be filed by Paramount on Form 8-K in compliance with the requirements of the SEC by not later than 71 calendar days after the date that the initial report on Form 8-K reporting the Acquisition must be filed in connection with the closing of the Acquisition.

The historical financial statements of Paramount and WBD from which such unaudited pro forma condensed combined financial statements are derived have been filed in: Paramount’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, as amended by Paramount's Form 10-K/A, filed with the SEC on April 24, 2026 as superseded by, and solely to the extent set forth in, Paramount's Current Report on Form 8-K filed with the SEC on May 13, 2026; Paramount’s Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 4, 2026; WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026; WBD’s Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 6, 2026; and Paramount’s Amendment No. 1 to its Current Report on Form 8-K12B, filed with the SEC on October 23, 2025, for the unaudited condensed consolidated financial statements of Skydance Media, LLC as of June 30, 2025 and for the six months ended June 30, 2025 and 2024 attached as an exhibit thereto.

General

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by reference in such filing.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” regarding the potential Acquisition of WBD, the proposed financing in connection with the Acquisition and Paramount’s estimated synergies in connection with the Acquisition and the expected timeline for realizing such synergies, and Paramount’s deleveraging targets following the Acquisition. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Paramount or WBD. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the Acquisition will not be satisfied, including the risk that clearances under applicable antitrust or regulatory laws will not be obtained; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Paramount or WBD during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of stockholder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the Acquisition, if completed, may not be realized or may take longer to realize than expected; risks related to Paramount’s streaming business; the adverse impact on Paramount’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to Paramount’s decisions to invest in new businesses, products, services and technologies, and the evolution of Paramount’s business strategy; the potential for loss of carriage or other reduction in, or the impact of negotiations for, the distribution of Paramount’s content; damage to Paramount’s reputation or brands; losses due to asset impairment charges for goodwill, content and long-lived assets, including finite-lived intangible assets; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; challenges in protecting and maintaining Paramount’s intellectual property rights; domestic and global political, economic and regulatory factors affecting Paramount’s businesses generally; the inability to hire or retain key employees or secure creative talent; disruptions to Paramount’s operations as a result of labor disputes; risks and costs associated with the integration of, and Paramount’s ability to integrate, the businesses of Paramount Global and Skydance successfully and to achieve anticipated synergies; litigation relating to the transactions contemplated by the transaction agreement entered into on July 7, 2024, between Paramount Global and Skydance, potentially resulting in substantial costs; volatility in the price of Paramount’s Class B common stock; the effect Paramount’s dual-class capital structure and the concentrated ownership may have on the price of its Class B common stock or business; risks related to a private sale of a controlling interest in Paramount, including that Paramount’s stockholders may not realize any change of control premium on shares of Paramount’s Class B common stock and that Paramount may become subject to the control of a presently unknown third party; risks associated with Paramount’s status as a “controlled company” under Nasdaq rules, including its exemption from certain corporate governance requirements; risks associated with the lack of voting rights of Paramount’s Class B common stock; risks that anti-takeover provisions in Paramount’s amended and restated certificate of incorporation (“Charter”) and amended and restated bylaws, and under Delaware law, could deter, delay, or prevent a change of control; risks that exclusive forum provisions in Paramount’s Charter could limit a stockholder’s choice of forum for certain claims and discourage lawsuits against Paramount’s directors and officers; risks that corporate opportunity provisions in Paramount’s Charter could permit certain persons to pursue competitive opportunities that might otherwise be available to Paramount; risks associated with Paramount’s holding company structure, including its dependence on distributions from its subsidiaries to meet tax obligations and other cash requirements; risks related to our indebtedness, including our substantial outstanding debt obligations; risks related to our ability to incur substantially more debt and our ability to meet the financial and other covenants contained in the agreements governing our indebtedness; and risks relating to our ability to deleverage the business in accordance with management’s targets, including risks arising from assumptions, uncertainties and contingencies that may affect our ability to reduce indebtedness; risks relating to management’s ability to execute on its strategic plan and improve its financial profile and cash flows from operations; and risks relating to any capital or other financing Paramount may have to raise in order to reduce its indebtedness following the Acquisition. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Paramount and WBD can be found in Paramount’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, and Paramount’s Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 4, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and Paramount’s subsequent filings with the SEC, and WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, and WBD’s Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 6, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and WBD’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, ir.wbd.com or on request from Paramount or WBD. Paramount undertakes no obligation to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated May 19, 2026.
99.2	Unaudited pro forma condensed combined financial statements of Paramount Skydance Corporation as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT SKYDANCE CORPORATION

By:	/s/ Stephanie Kyoko McKinnon
	Name:	Stephanie Kyoko McKinnon
	Title:	General Counsel and Secretary

Date: May 19, 2026